UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 22, 2005

Lincoln Educational Services Corporation

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer File No.)

200 Executive Drive, Suite 340
West Orange, New Jersey 07052		07052
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2005, Lincoln Educational Services Corporation, a New Jersey corporation (the “Company” or “we” or “us”), entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, certain selling stockholders of the Company named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Lehman Brothers Inc., Harris Nesbitt Corp., Jefferies & Company, Inc. and Robert W. Baird & Co. Incorporated and Barrington Research Associates, Inc., as underwriters (collectively the “Underwriters”), relating to the issuance and sale by the Company and the selling stockholders to the Underwriters of an aggregate principal amount of 4,000,000 shares of the Company’s common stock at a purchase price per share of $18.60 in the Company’s initial public offering (the offering price to the public of $20.00 per share minus the Underwriters’ discount). The Company also granted the Underwriters an option to acquire an additional 600,000 shares at the public offering price less the underwriting discount.

On June 27, 2005, the Company entered into a Registration Rights Agreement with Back to School Acquisition, L.L.C., a limited liability company formed under the law of the State of Delaware (the “Registration Rights Agreement”). On June 22, the Company entered into a Stockholders Agreement among the Company, Steven W. Hart and Steven W. Hart 2003 Grantor Retained Annuity Trust (the “Stockholders Agreement”),

Each of the Agreements was executed or adopted, as the case may be, on terms and conditions substantially as described in the forms filed as exhibits to the Company’s Registration Statement on Form S-1 (Registration No. 333-123644) (the “Registration Statement”). The Underwriting Agreement is included herewith as Exhibit 1.1. The Registration Rights Agreement is included herewith as Exhibit 4.1. The Stockholders Agreement is included herewith as Exhibit 4.2.

Item 5.03. Amendments to Articles of Incorporation or By laws; Change in Fiscal Year

On June 7, 2005 the Board of Directors approved by unanimous written consent and on June 20, 2005, the shareholders of the Company approved by non-unanimous written consent the amended and restated by-laws of the Company in the form substantially as described in the Registration Statement.

The amended and restated by-laws are included herewith as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.
1.1

Underwriting Agreement, among the Company, certain selling stockholders of the Company named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Lehman Brothers Inc., Harris Nesbitt Corp., Jefferies & Company, Inc. and Robert W. Baird & Co. Incorporated and Barrington Research Associates, Inc., as underwriters.

3.1	Amended and Restated By-laws of the Company.

4.1	Registration Rights Agreement between Lincoln Educational Services Corporation and Back to School Acquisition, L.L.C.

4.2	Stockholders Agreement among Lincoln Educational Services Corporation, Steven W. Hart and Steven W. Hart 2003 Grantor Retained Annuity Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: June 28, 2005

	By:	/s/ CESAR RIBEIRO

		Name:	Cesar Ribeiro
		Title:	Vice President, Chief Financial Officer and Treasurer

Exhibit Index

1.1

Underwriting Agreement, among Lincoln Educational Services Corporation, certain selling stockholders of Lincoln Educational Services Corporation named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Lehman Brothers Inc., Harris Nesbitt Corp., Jefferies & Company, Inc. and Robert W. Baird & Co. Incorporated and Barrington Research Associates, Inc., as underwriters.

3.1	Amended and Restated By-laws of Lincoln Educational Services Corporation.

4.1	Registration Rights Agreement between Lincoln Educational Services Corporation and Back to School Acquisition, L.L.C.

4.2	Stockholders Agreement among Lincoln Educational Services Corporation, Steven W. Hart and Steven W. Hart 2003 Grantor Retained Annuity Trust.